Exhibit 4.5

SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

BLADE

BIOTHERAPEUTICS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK

CUSIP

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMONSTOCK, $0.0001 VALUE PER SHARE, OF

Blade Biotherapeutics

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws ofthe State of Delaware and to the Memorandum and Articles of Association of the Corporation, as now or as hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile of the Corporation and the facsimile signatures of its duly authorized officers.

PRESIDENT AND CHIEF EXECUTIVE OFFICER

BLADE BIOTHERAPEUTICS
CORPORATE
SEAL
DELAWARE
2020

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – _________ Custodian ____________
TEN ENT	– as tenants by the entireties	(Cust) (Minor)
IT TEN	– as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act _______________ (State)
TTEE	– trustee under Agreement dated____________

Additional abbreviations may also be used though not in the above list.

For value received,_______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

                                                                         Shares of common stock represented by this certificate and do hereby irrevocably constitute and appoint attorney, to transfer the said share on the books of the within-named corporation with full power of substitution in the premises.

DATED

NOTICE:The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.